Exhibit 10.3

CONSULTING AGREEMENT This Consulting Agreement ("Agreement") is made as of this 15th day of June, 20 19, by and between Khodai Consulting, Inc., an independent consu ltant ("the Consultant") and YisionCare, Inc. ("the Company"), in reference to the fo llowing: RECITALS A. The Company is in the business of manufacturing and selling medical products used for surgical implantation in the human eye. B. The Consultant is a clin ical and regulatory expert. C. The Company wishes to retain the Consultant, and the Consultant wishes to be retained by the Company, to support ongo ing clinical activities. NOW, THEREFORE, in consideration of the prem ises stated above, and fo r other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Consultant agree as fo llows: AGREEMENT 1. Term. The Company retains the Consultant and the Consultant accepts this appointment with the Company for a period beginning onA:/!+?r (t~ ~~~mmencement Date"). 2. Compensation. The Company shall pay to the Consultant, as compensation for the services performed pursuant to this Agreement, the amount of $250 per hour, to be paid on the last day of each month during the term of this agreement after the performance of the services to be performed in the prior monthly period. 3. Termination for Cause. 3.1. Termination for Cause. The Consultant reserves the right to immediately terminate this Agreement if the Company breaches this Agreement or habituall y neglects the duties that is required to perform hereunder, or if Company comm its acts of dishonesty, fraud, or misrepresentation, misuses or misappropriates Confidential Information. The Consultant reserves the right to immediately terminate this Agreement if the Company fa ils to promptly and faithfully comply with all laws and regulations or commits any act or becomes involved in any situation or occurrence tending to bring the Consultant into public scandal or ridicule or which will reflect unfavorably on the reputation of the Consultant. 3.2. Notice of Termination/No Election of Remedies. If the Consultant terminates this Agreement pursuant to Section 3.1 above, the Consultant shall give written notice of termination to the Company without prejudice to any other remedy under this Agreement. 3.3. Termination For Cause. Termination of this Agreement under this section shall be considered termination " for cause." ADDRESS CONTACT 23 Bellflower, Lake Forest, CA 92630 (949) 735-4727 omid@drkhodai.com

4. Termination by Notice. With the exception of the obligations set forth, either party may terminate this Agreement upon thirty days' written notice to the other party. 5. Status of the Consultant. The Consultant is not an employee of the Company and that not entitled to receive employee benefits from the Company, including, but not limited to, sick leave, vacation, retirement, death benefits, an automobile, stock in the Company and/or participation in profits earned by the Company. The Consultant is responsible for providing, at the Consultant's expense and in the Consultant's name, disability, worker's compensation or other insurance as well as licenses and permits usual or necessary for conducting the services hereunder. Fwthermore, the Consultant shall pay, when and as due, any and all taxes incurred as a result of the Consultant's compensation hereunder, including estimated taxes. 6. Representations by the Consultant. The Consultant represents that the Consultant has the qualifications and ability to perform the services in a professional manner, without the advice, control, or supervision of the Company. 7. Business Expenses. The Company shall reimburse the Consultant for all reasonable travel, supplies, long-distance telephone and business expenses incurred by the Consultant during the course of this Agreement. 8. Notices. Unless otherwise specifically provided in this Agreement, all notices or other communications (collectively and severally called "Notices") required or permitted to be given under this Agreement, shall be in writing, and shall be given by: (A) personal delivery (which form of Notice shall be deemed to have been given upon delivery), (B) by telegraph or by private airborne/overnight delivery service (which forms of Notice shall be deemed to have been given upon confirmed delivery by the delivery agency), or (C) by electronic mail or facsimile or telephonic transmission, provided the receiving paity has a compatible device or confirms receipt thereof(which forms of Notice shall be deemed delivered upon confirmed transmission or confirmation of receipt). Notices shall be addressed to the address set forth in the introductory section of this Agreement, or to such other address as the receiving party shall have specified most recently by like Notice, with a copy to the other party. 9. Choice of Law and Venue. This Agreement shall be governed according to the laws of the state of California. Venue for any legal or equitable action between the Company and the Consultant which relates to this Agreement shall be in the courts of the State of California in the County of Orange and the Central District of California of the United States District Court. 10. Indemnification. The Company hereby agrees to indemnify, defend and hold harmless the Consultant, and the Consultant's officers, directors, and shareholders from and against any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including, without limitation, interest, penalties, and reasonable attorney fees and costs, that the Consultant may incur or suffer and that arise, result from, or are related to any breach or failure of the Company to perform any of the representations, warranties and agreements contained in this Agreement. 11. Entire Agreement. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the services to be rendered by the Consultant to the Company and contains all of the covenants and agreements between the parties with respect to the services to be rendered by the Consultant to the Company in any manner whatsoever. Each party to this agreement acknowledges that no representations, inducements, promises, or agreements, orally otherwise, have been made by any party, or anyone acting on behalf of any party, that are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding on either party. ADDRESS CONTACT 23 Bellflower, Lake Forest, CA 92630 (949) 735-4727 omid@drkhodai com

12. Independent Contractor. The Consultant shall at all times be an independent contractor hereunder, and not a co-venturer, agent, employee or representative of the Company, and no act, action or omission to act of the Consultant shall in any way be binding upon or obligate the Company. No change in the Consultant's duties as a consultant of the Company shall result in, or be deemed to be, a modification of the terms of this Agreement. The Company shall not be treated as an employee for federal tax purposes. The Consultant hereby represents and warrants to the Company that the Consultant is an independent contractor for federal, state and local tax purposes. Further, the Consultant hereby covenants and agrees to pay any and all federal, state and local taxes required by law to be paid by an independent contractor, including, without limitation, any taxes imposed by the Self Employment Contribution Act. 13. Arbitration. The parties hereby agree that all controversies, claims and matters of difference shall be resolved by binding arbitration before the American Arbitration Association (the "AAA") located in Los Angeles County, California according to the rules and practices of the AAA from time-to-time in force; provided however that the parties hereto reserve their rights to seek and obtain injunctive or other equitable relief from a court of competent jurisdiction, without waiving the right to compel such arbitration pursuant to this section. The arbitrator shall apply California law in rendering a decision. 14. Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws effective during the term of this Agreement, then and, in that event: (A) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Agreement, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable, and (B) the remaining part of this Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby and shall continue in full force and effect to the fullest extent provided by law. 15. Amendment or Waiver. No amendment to this Agreement shall be valid unless in writing and signed by both parties hereto. No waiver of any provision of this Agreement shall be valid unless the same is in writing and signed by the party against whom such waiver is sought to be enforced; moreover, no valid waiver of any provision of this Agreement at any time shall be deemed a waiver of any other provision of this Agreement at such time or shall be deemed a valid waiver of such provision at any other time. 16. Preparation of Agreement. It is acknowledged by each party that such party either had separate and independent advice of counsel or the opportunity to avail itself or himself of same. In light of these facts it is acknowledged that no party shall be construed to be solely responsible for the drafting hereof, and therefore any ambiguity shall not be construed against any party as the alleged draftsman of this Agreement. 17. Counterparts. This Agreement may be executed manually or by facsimile signature in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute but one and the same instrument. ADDRESS CONTACT 23 Bellflower, lake Forest, CA 92630 (949) 735-4727 omid@drkhodai.com

IN WITNESS WHEREOF, the parties have executed this Consulting Agreement on the date first written above.

CONSULTANT

Khodai Consulting, Inc.

Omid Khodai

June 15, 2019

COMPANY

VisionCare, Inc.

~~Carole Schreier~~ Richard Powers

ADDRESS
23 Bellflower, Lake Forest, CA 92630

CONTACT
(949) 735-4727 omid@drkhodai.com

STATEMENT OF WORK

This statement of work (this "SOW") is entered into and made effective as of June 15, 2019 by and between VisionCare, Inc. ("Client") and Khodai Consulting, Inc. ("Khodai Consulting") and upon execution will be incorporated into the Consulting Agreement between Client and Khodai Consulting dated June 15, 2019 (the "Agreement"). In the event of any conflict between the terms and conditions of the Agreement and any terms set forth in this SOW, the terms and conditions of the Agreement will control, unless this SOW expressly states that the conflicting term in this SOW is to control, in which case the conflicting term of the SOW will control for this SOW only.

1. **Services.** Khodai Consulting will render to Client the Services set forth below. Any deliverables will be provided to Client in a mutually agreeable format and in accordance with the following project methodology:

Khodai Consulting will provide clinical and regulatory support for VisionCare, Inc. Specifically, Khodai Consulting will provide support for the following:

- Review and prepare VisionCare's Ultra-Precision Micro-Optics Miniature Telescopes FDA annual reports and communication related to post-approval study.
- Provide strategy and execution tactics for registry study.
- Review and prepare VisionCare's TES IDE FDA annual reports and communication.
- Provide clinical, regulatory strategy and execution, as requested.
- Project management, data management oversight, medical writing, and training in support of FDA Post-Approval/Registry and TES IDE clinical study. Refer to Exhibit A and B for additional details.

2. **Project Leader.**

Name: Omid Khodai
Office: 949.735.4727
Email: omid@drkhodai.com

3. **Compensation and Expenses.** Client will pay to Khodai Consulting $250 / hour in support of clinical, regulatory strategy and execution activities. Exhibit A provides budget proposal for project management, data management oversight, medical writing, and training in support of FDA Post-Approval/Registry clinical study related responsibilities. Exhibit B provides budget proposal for project management, data management oversight, medical writing, and training in support of TES IDE clinical study related responsibilities. This budget is an estimate which is subject to change based on project duration, number of site visits, number of investigator meetings, and changes in overall scope and schedules. At no point will the budget be exceeded by greater than 10% without written notice and prior approval, at which time revised SOW and budget amendment documents will be executed as necessary.

Khodai Consulting will document and record all time spent in the performance of the Services to the reasonable satisfaction of Client. Travel time will be billed at 50% of the consultant's hourly rate.

Client will reimburse Khodai Consulting for all reasonable travel expenses incurred by Khodai Consulting in rendering the Services, provided that such expenses are agreed upon in writing in advance, and are confirmed by appropriate written expense statements and other supporting documentation.

An overview of Khodai Consulting Travel Policy is attached. The Travel Policy is deemed to be accepted by

ADDRESS
23 Bellflower, Lake Forest, CA 92630
CONTACT
(949) 735-4727 omid@drkhodai.com

Client upon signature of this SOW. Additional expenses which are: (1) not anticipated in Section 1 of this SOW, (2) deemed necessary by Khodai Consulting and (3) incurred by Khodai Consulting in the performance of the Services, must be submitted in writing to and approved by Client prior to Khodai Consulting incurring said expenses from any third party or by Khodai Consulting itself. Said approval from Client will not be unreasonably withheld, conditioned or delayed.

On or about the thirtieth (30th) of each calendar month during the performance of the Services hereunder, Khodai Consulting will provide to Client an invoice for Services rendered and expenses incurred during the preceding month. All invoices will be sent to Carole Schreier at carole@visioncareinc.net and will contain the detail reasonably requested by Client.

Client must indicate upon signature of this SOW if a Purchase Order is required. Client must indicate the format of invoice they require upon signature of this SOW, if any, in order to expedite the billing process. If Client does not specify the detail required by their respective financial department, Khodai Consulting will send invoices in Khodai Consulting format in accordance with Khodai Consulting' process.

Specified Fund for payment:

Payee Name:	Khodai Consulting, Inc.
Tax ID Number:	68-0497213
Email:	omid@drkhodai.com
Address:	23 Bellflower Lake Forest, CA 92630

Khodai Consulting will provide to Client invoices for Services rendered hereunder. Payment will be made in accordance with terms set forth.

4. **Termination.** Either party may terminate this SOW at any time upon prior written notice to the other party. Client will reimburse Khodai Consulting for all time spent prior to written notification. However, termination of this SOW will not affect the term of the MSA unless the MSA expires or is otherwise terminated pursuant to the terms of Section 4 thereof.

The parties have indicated their acceptance of the terms of this SOW by the signatures set forth below. Each individual signing on behalf of a corporate entity hereby personally represents and warrants his or her legal authority to legally bind that entity.

EACH PARTY ACKNOWLEDGES THAT IT HAS READ THIS STATEMENT OF WORK (INCLUDING ALL ATTACHMENTS), UNDERSTANDS IT AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS.

Khodai Consulting, Inc.	**VisionCare, Inc.**
By: [signature]	By: [signature] 8/7/2019
Name (print): Omid Khodai	Name (print): ~~Carole Schreier~~ Richard Powers
Title: President	Title: CFO & EVP
Date: June 15, 2019	Date: August 7, 2019

ADDRESS
23 Bellflower, Lake Forest, CA 92630

CONTACT
(949) 735-4727 omid@drkhodai.com

Reimbursable Expenses Attachment to Statement of Work Travel & Expense Policy All costs outlined below will be billed to Client as a pass-through cost with no additional mark-up. This policy does not limit the reimbursable expenses to those outlined below. Other expenses incurred by Khodai Consulting in the act of performing business related activities are reimbursable to Khodai Consulting will endeavor to keep these expenses limited to reasonable and customary items and amounts. If Client's travel policy differs from the below, all agreed upon changes must be reflected in this Attachment. Accommodations and Lodging 1. Accommodations must meet with industry accepted business travel standards with reference to comfort, convenience and cost. Accommodations over $250 per night base rate (prior to applicable taxes) require client approval. Exceptions apply to locations known to have increased rates. These locations include but are not limited to: New York City, Boston, Washington DC, San Francisco, Honolulu, Miami, New Orleans, Santa Barbara, Los Angeles, Chicago, Midland-Odessa, Providence, San Diego, Abuja, Delhi, Lagos, Nairobi, Moscow, Shanghai, Bangkok, Istanbul, Geneva, Zurich, Sydney, Hong Kong, London, Rome, Tokyo, Frankfurt, and Paris. General Travel 2. Travel time exceeding 1 hour will be at 50% of the consultant specific rate in the SOW. Meals and Entertainment 3. Actual, reasonable, and necessary costs for meals will be reimbursed. Reimbursement may include a gratuity of up to twenty (20%) percent of the bill. 4. Entertainment expenses are reimbursable only with approval and only if the specific assignment requires the entertainment of Client's customers or potential customers, or others as appropriate. Parking 5. All Parking fees are reimbursable by Client. Transportation: Air 6. Use of "Non-refundable" fares are recommended. 7. Khodai Consulting will fly coach class (plus) on all domestic flights. Plus provides Khodai Consulting the ability to upgrade seat location within the coach cabin exclusively. In the event that total travel time exceeds 6 hours, Khodai Consulting may fly business class. 8. Khodai Consulting will fly business class on international flights. If Khodai Consulting chooses to fly coach thereby saving Client a substantial amount of money, then Client will cover all reasonable expenses (meals and hotel) for one day prior to engagement activities and an additional travel day following engagement activities and prior to return travel. ADDRESS CONTACT 23 Bellflower, Lake Forest, CA 92630 (949) 735-4727 omid@drkhodai.com

9. In the event that a Khodai Consulting agent is required to change flights due to business related circumstances, all flight change fees will be reimbursable by Client. 10. Frequent flyer plans and airport airline club memberships are the responsibility of the Khodai Consulting. 11. Excess baggage expenses are reimbursable by Client in any of the following circumstances: • Khodai Consulting is transporting Client materials • Khodai Consulting is transporting any materials required to perform services • Khodai Consulting is on an extended period of travel (>5 days) Transportation: Ground 12. When a Khodai Consulting consultant uses his/her personal car for approved client business travel, Client will pay mileage according to established US Internal Revenue Service reimbursement guidelines and will also reimburse all actual auto tolls. 13. All rental vehicles used for client related travel will be reimbursable by Client. 14. Taxis, ferries, shuttles and other forms of temporary transportation are reimbursable byClient. Transportation: Rail 15. Subway and rail transportation is reimbursable by Client. Rail travel will be purchased at reasonable and customary rates. 16. Khodai Consulting will travel coach class (plus) on all domestic rail travel. Plus provides Khodai Consulting the ability to utilize internet access, power plugs, and other business-related amenities within the coach cabin exclusively. In the event that total travel time exceeds 3 hours, Khodai Consulting consultant may travel business, high speed or first class. 17. In the event that any Khodai Consulting consultant is required to change trains due to business related circumstances, all train change fees will be reimbursable by Client. Miscellaneous 18. Actual and reasonable laundry expenses will be reimbursed. This applies only after Khodai Consulting consultant has been away from home for five (5) consecutive days, or if the trip has been unexpectedly extended. 19. Business meeting expenses will be reimbursable by Client. Khodai Consulting will endeavor to utilize all internal resources prior to incurring expenses related to meetings. Expenses include, but are not limited to, media, printing, electronic rentals, room rentals, photocopying, postage, internet service fees, baggage handling, and shipping. ADDRESS CONTACT 23 Bellflower, Lake Forest, CA 92630 (949) 735-4727 omid@drkhodai.com

Exhibit A

Budget Proposal – PAS/Registry Study

Detailed Budget by Line Item			
	Task / Activity	***Notes***	**Total Cost**
1	**Document Preparation**		
a	Develop synopsis / protocol	*Includes budget for Amendments if necessary.*	$0
b	Develop Informed Consent Form templates	*PM / Clinical Affairs function*	$0
c	Develop IB, ROPI, or draft DFU	*Assuming Sponsor has a current draft or prior version*	$0
d	Develop Study Manual	*PM / Clinical Affairs function*	$1,500
e	Develop project plans (monitor, data management, etc.)	*PM function*	$6,000
f	Develop source documents and eCRF templates	*Based on final protocol – PM / Clinical Affairs function*	$1,500
	Sub-Total:		**$9,000**
2	**Study Start-up**	***Notes***	**Total Cost**
a	Study Kick-off meeting	*Assumes PM / Clinical Affairs, Reg / Medical Affairs preparation and attendance with Sponsor - 2 hr mtg*	$800
b	Identify potential investigators/sites	*KCI to assist Sponsor with potential site identification - PM function*	$6,000
c	Perform Site Qualification Interviews	*Assumes eventual addition of 35 sites; 2-hour interview and report writing - CRA function*	$8,750
d	Final Site review, selection, and approval	*Assumes eventual addition of 35 sites- PM function*	$5,250
e	EDC Build	*Budget - assumes <10 unique eCRFs and <20 total per subject (6 - 8 wk max build time)*	$24,000
f	Investigator / Site Training & Initiation planning, materials, and attendance	*Web based Initiation & Training - PM and CRA function (budget of 5 web-based meetings)*	$8,500
g	Ongoing collection, review and tracking of site essential regulatory documents	*4 hours per site - CRA function*	$25,000
h	IRB submissions/ interactions/ updates prn	*2 hours per site - CRA function*	$12,500
i	Develop study dashboards, logs, and trackers	*PM function*	$1,500
j	Set-up Trial Master File	*CT Assistant function* ***Maintained by VisionCare internal resource***	$0
k	eTMF maintenance through study	*(Admin function)* ***Maintained by VisionCare internal resource***	$54,000
	Sub-Total:		**$146,300**
3	**Supply Management**		**Total Cost**

ADDRESS
23 Bellflower, Lake Forest, CA 92630

CONTACT
(949) 735-4727 omid@drkhodai.com

a	Obtain and distribute non-device supplies	*20 hours + 2 hours per site (could include study binders containing manuals, logs etc.) Admin function* ***Maintained by VisionCare internal resources***	$0
	Sub-Total:		**$0**
4	**Project Management**		**Total Cost**
a	Project management	*Avg 20 hrs / week X 12 weeks (start-up); + 2 hrs / week X 1040 wks (enrollment period); + 2 hrs / week X 260 weeks (5-year f/u) Reality likely be increased involvement at start-up and during enrollment phases and less during follow-up phases*	$426,000
b	Project team training	*PM, CRA(s), DM, and Admin (4 hrs each)*	$1,900
c	Site payment tracking - reporting	*2 hours per quarter x 4 quarters / yr - PM function* ***VisionCare to manage site payments based on reports received.***	$30,000
d	PM meetings w/Sponsor and Sites	*Assumes one meeting quarterly with summary distribution / update to all sites through enrollment then as needed thereafter - 80 meetings*	$32,000
e	Prepare and distribute status reports to Sponsor	*Quarterly reports: 1 hours x 100 qtrs - PM function*	$15,000
f	Manage and issue payment to vendors (TMF, EDC, etc.)	*Avg. 1 hour / qtr for 100 qtrs* ***Maintained by VisionCare internal resources.***	$0
	Sub-Total:		**$504,900**
5	**Site Management & Monitoring**		**Total Cost**
a	Off-site CRF review and query management (EDC study)	*Assumes 0.50 hr per visit / avg 12 visits / subject - DM function (257 subjects)*	$192,750
b	Routine contact with study sites	*Assumes 0.25 hr / quarter / site during enrollment and F/u (up to 50 sites x 100 qtrs) (BUDGET)*	$112,500
c	Perform Close-Out Assistance	*2 hrs / site - TMF / Admin assistance* ***Maintained by VisionCare internal resources.***	$0
d	Site Transfer and EDC / Amendment Training	*16 site visits - Clinical PM (4 hour on-site + travel time) Project Transfer with Amendment*	$40,960
e	Site Initiation & Training (as needed)	*Add up to 35 sites - Clinical PM (4 hour on-site + travel time)*	$89,600
f	Close Out Visits	*Up to 50 sites at study completion (4 hr on site + travel time)*	$128,000
	Sub-Total:		**$563,810**
6	**Safety Monitoring**		**Total Cost**
a	Protocol Review / safety plan	*Budget*	$0
b	AE / SAE assessment, narrative writing, and review	*24/7 availability through enrollment and follow-up phases*	$150,000
c	Annual FDA report review	*Budget for 25 years duration (24 interim reports)*	$24,000

ADDRESS
23 Bellflower, Lake Forest, CA 92630

CONTACT
(949) 735-4727 omid@drkhodai.com

d	Final Report	*MM review*	$1,000
e	Submission Correspondence w / FDA	*Budget*	$4,000
	Sub-Total:		**$179,000**
7	**Data Management**		**Total Cost**
a	Prepare CRF/EDC completion instructions/guidelines	*Incorporated into Study Manual*	$1,800
b	EDC access and server fees	*EDC subscription fees; est $1000 per month; final based on build and paid annually in advance at "go live" date*	$300,000
c	EDC support services (including training, help desk support, and management)	*Includes EDC training and support needed for 50 study sites and EDC management. (BUDGET) Changes to EDC system (if any) will require additional hours*	$6,250
d	Questionnaire ePRO		$0
e	Database User Acceptance Testing (UAT) & Validation	***Performed by vendor - no charge***	$0
f	Edit check specifications review	***Performed by vendor - no charge***	$0
g	Adverse event and medical history coding	*Includes coding and preferred terms for AEs and medical history for each report.* ***Coding system fees (Medra, WhoDrug, etc.) to be paid by Sponsor.***	$13,200
h	Perform SAE reconciliation	*Assumes 50 SAEs total*	$5,500
i	Provide DM listings (for Clinical Review)	*Annually during study execution and final*	$5,500
j	Database lock	*One soft lock per annual one hard lock per report*	$12,500
k	Data base Interim transfers	*Includes 6 data transfers in either SAS, XML, or Excel (annual report data archives)*	$25,000
l	Final data base transfer	*Includes final transfer of all subject data in either SAS, XML, or Excel and Study Archive*	$3,600
	Sub-Total:		**$373,350**
8	**Biometrics**		**Total Cost**
a	Prepare randomization plan/schedule	***No randomization planned in this project***	$0
b	Prepare analysis plan		$3,000
c	Shell TFLs	*Up to 20 unique*	$6,000
d	Build Analysis files derived from CRF		$15,000
e	Annual report analysis	*24 Annual Reports*	$48,000
f	Prepare and deliver final analysis	*Up to 40 repeat tables, 20 unique listings*	$3,000
g	Final report draft review		$900
h	SDTM / ADaM Datasets	***TBD - can price if needed or can work w/Sponsor resource***	$0
	Sub-Total:		**$75,900**
9	**Reporting / Medical Writing / Reg Oversight**		**Total Cost**
a	Develop Annual clinical study report shell	*(including review of up to 3 drafts)*	$1,500
b	Annual clinical study report	*20-hour budget for each Annual Report X 24 (includes review of up to 2 drafts)*	$72,000
c	Develop Final clinical study report shell	*(including review of up to 3 drafts)*	$1,500

ADDRESS
23 Bellflower, Lake Forest, CA 92630
CONTACT
(949) 735-4727 omid@drkhodai.com

d Final clinical study report (including review of up to 2 drafts) $4,500 e FDA Notification of Study Management Protocol contact information amended $1,000 Changes Sub-Total: $80,500 10 Quality Control Total Cost a Store/Maintain study records No additional cost for record storage. $0 b Reoonciliation and transfer of study $600 records to Sponsor Sub-Total: $600 ·. . .•. TRTA.LR~OFESSIONAL FEES: $1,933;360 11 Pass-Through Costs Total Cost Investigator grants/ Subject Stipend Sponsor to pay directly $0 a Maintained b't, VisionCare internal resources. b Advertising costs None planned at this time $0 C Translation Services Budget - 2 translations of /CF $6,000 d Sponsor IRB fees Central !RB Only - Direct bill to Sponsor $0 e Site IRB fees/ site x 25 years Use of local IRBs will increase this budget - Direct $0 bill to Sponsor g Travel (Initial Site Visits) Average travel expenses used for cost estimate: 1- $16,000 day trip = $1000 (air, ground, hotel, food) h Travel (Initial Site Visits - add up to 35 Average travel expenses used for cost estimate: 1- $35,000 sites) day trip= $1000 (air, ground, hotel, food) i Travel (Close-Out Visits) Average travel expenses used for cost estimate: 1- $50,050 day trip= $1000 (air, ground, hotel, food) j Travel Audit Visits Average travel expenses used for cost estimate: 2- $0 day trip = $1400 (no audits included in budget) Budget estimated 2 nights I 1 fufl day/ 40 in k Investigators Meeting costs attendance (no Investigator Mtg included in $0 budget) I Reading Center (Endothelial Cell Count) No Reading Center Planned $0 Annual fee Includes regulatory and correspondence binders m Supplies, photocopies, telephone, fax and tabs and Study Manual. $0 Maintained by VisionCare internal resources. n MaiVCouner charges Maintained by VisionCare internal resources. $0 0 Other (specify) $0 p Other (specify) $0 Total Pass-Through Costs: $107,050 ',,-,' .. TOTAL PROJECT COSTS: $2,040,410 .. NOTE: • KC/ direct service budget is calculated to be up to a 25-year timeline, and is subject to injlationa,y adjustments. Jfthere are adjustments to the timeline, there will be subsequent adjustments to the budget. ADDRESS CONTACT 23 Bellflower, Lake forest, CA 92630 (949) 735-4727 omid@drkhodai.com

Exhibit B

Budget Proposal – TES IDE Study

Detailed Budget by Line Item			
	Task / Activity	***Notes***	**Total Cost**
1	**Document Preparation**		
a	Develop synopsis / protocol	*Includes budget for Amendments if necessary.*	$3,000
b	Develop Informed Consent Form templates	*PM / Clinical Affairs function*	$0
c	Develop IB, ROPI, or draft DFU	*Assuming Sponsor has a current draft or prior version*	$0
d	Develop Study Manual	*PM / Clinical Affairs function - **Utilize current documents***	$0
e	Develop project plans (monitor, data management, etc.)	*PM function - **Use current.***	$0
f	Develop source documents and eCRF templates	*Based on final protocol – PM / Clinical Affairs function* ***Use current.***	$0
	Sub-Total:		**$3,000**
2	**Study Start-up**	***Notes***	**Total Cost**
a	Study Kick-off meeting	*Assumes PM / Clinical Affairs, Reg / Medical Affairs preparation and attendance with Sponsor - 2 hr mtg*	$800
b	Identify potential investigators/sites	*KCI to assist Sponsor with potential site identification - PM function - **On hold***	$0
c	Perform Site Qualification Interviews	*Assumes eventual addition of 10 sites; 2-hour interview and report writing - CRA function **On hold***	$0
d	Final Site review, selection, and approval	*Assumes eventual addition of 10 sites- PM function **On hold***	$0
e	EDC Build	*Budget - assumes <10 unique eCRFs and <20 total per subject (6 wk max build time) - **Use current system.***	$0
f	Investigator / Site Training & Initiation planning, materials, and attendance	*Web based Initiation & Training - PM and CRA function (budget of 5 web-based meetings)* ***Continue with current systems***	$0
g	Initial collection, review and tracking of site essential regulatory documents	*4 hours per site - CRA function* ***No additional sites to be added.***	$0
h	IRB submissions/ interactions/ updates prn	*2 hours per site - CRA function*	$5,000
i	Develop study dashboards, logs, and trackers	*PM function*	$1,500
j	Set-up Trial Master File	*CT Assistant function* ***Maintained by VisionCare internal resources.***	$0
k	TMF maintenance through study	*(Admin function)* ***Maintained by VisionCare internal resources.***	$0
	Sub-Total:		**$7,300**
3	**Supply Management**		**Total Cost**

ADDRESS
23 Bellflower, Lake Forest, CA 92630

CONTACT
(949) 735-4727 omid@drkhodai.com

a	Obtain and distribute non-device supplies	*20 hours + 2 hours per site (could include study binders containing manuals, logs etc.) Admin function* ***Maintained by VisionCare internal resources.***	$0
	Sub-Total:		**$0**
4	**Project Management**		**Total Cost**
a	Project management	*Avg 5 hrs / week* *Reality likely to be increased involvement at start-up and during enrollment phases and less during follow-up and close out phases*	$175,500
b	Project team training	*PM, CRA(s), DM, and Admin (4 hrs each)*	$1,900
c	Site payment management and tracking	*2 hours per quarter x 4 quarters / yr - PM function* ***Maintained by VisionCare internal resources.***	$0
d	PM meetings w/Sponsor and Sites	*Assumes one meeting quarterly with summary distribution / update to all sites through enrollment then as needed thereafter - 14 meetings*	$12,600
e	Prepare and distribute quarterly status reports to Sponsor	*Quarterly reports: 3 hours x 18 qtrs - PM function*	$8,100
f	Manage and issue payment to vendors (TMF, EDC, etc.)	*Avg. 1 hour / qtr for 18 qtrs* ***Maintained by VisionCare internal resources.***	$0
	Sub-Total:		**$198,100**
5	**Site Management & Monitoring**		**Total Cost**
a	Off-site CRF review and query management (Paper study)	*Assumes 0.50 hr per visit / avg 9 visits / subject - DM function (50 subjects)*	$28,125
b	Routine contact with study sites	*Assumes 0.25 hr / quarter / site during enrollment and F/u (up to 20 sites x 18 qtrs) (BUDGET)*	$4,860
c	Perform Close-Out Assistance	*2 hrs / site - TMF / Admin assistance* ***Maintained by VisionCare internal resources.***	$0
d	Site Transfer and EDC / Amendment Training	*12 site visits - Clinical PM (4 hour on-site + travel time)* *Project Transfer with Amendment*	$0
e	Site Initiation & Training (as needed)	*Add up to 8 sites - Clinical PM (4 hour on-site + travel time)*	$24,000
f	Routine Interim Monitor Visits	*2/yr/site X current 12 sites (pending additional sites)* *96 IMVs w/ 2020 close out / 3 yr f/u following annual report* *8 hr on site + tavel time*	$360,000
g	Close Out Visits	*Up to 20 sites at study completion (4 hr on site + travel time)*	$24,000
	Sub-Total:		**$440,985**
6	**Safety Monitoring**		**Total Cost**
a	Protocol Review / safety plan	*Budget*	$0

ADDRESS
23 Bellflower, Lake Forest, CA 92630

CONTACT
(949) 735-4727 omid@drkhodai.com

b	AE / SAE assessment, narrative writing, and review	*24/7 availability through enrollment and follow-up phases*	$27,000
c	Annual FDA report review	*Budget for 4.5 years duration (4 annual reports)*	$5,000
d	Final Report	*MM review*	$1,250
e	Submission Correspondence w / FDA	*Budget*	$5,000
	Sub-Total:		**$38,250**
7	**Data Management**		**Total Cost**
a	Prepare CRF/EDC completion instructions/guidelines	*Incorporated into Study Manual*	$0
b	EDC access and server fees	*EDC subscription fees; est $1000 per month; final based on build and paid annually in advance at "go live" date*	$0
c	EDC support services (including training, help desk support, and management)	*Includes EDC training and support needed for 50 study sites and EDC management. (BUDGET) Changes to EDC system (if any) will require additional hours*	$0
d	Questionnaire ePRO		$0
e	Database User Acceptance Testing (UAT) & Validation	*Performed by vendor - no charge*	$0
f	Edit check specifications review	*Performed by vendor - no charge*	$0
g	Double data entry	*0.5/form - 50 x15 (9 visits and ancillary forms) X2*	$93,750
h	Adverse event and medical history coding	*Includes coding and preferred terms for AEs and medical history for each report.* ***Coding system fees (Medra, WhoDrug, etc.) to be paid by Sponsor.***	$2,640
i	Perform SAE reconciliation	*Assumes 20 SAEs total*	$2,200
j	Provide DM listings (for Clinical Review)	*Annually during study execution, interim, and final*	$1,800
k	Database lock	*One soft lock per annual one hard lock per report*	$3,000
l	Data base Interim transfers	*Includes 6 data transfers (annual report data archives)*	$6,000
m	Final data base transfer	*Includes final transfer of all subject data in Excel and Study Archive*	$3,600
	Sub-Total:		**$112,990**
8	**Biometrics**		**Total Cost**
a	Prepare randomization plan/schedule	***No randomization planned in this project***	$0
b	Prepare analysis plan	*Use Protocol driven stats plan*	$0
c	Shell TFLs	*Up to 20 unique*	$6,000
d	Build Analysis files derived from CRF		$15,000
e	Annual report analysis	*4 Annual Reports / 1 Interim / 1 Final*	$12,000
f	Prepare and deliver final analysis	*Up to 40 repeat tables, 20 unique listings*	$3,000
g	Final report draft review		$1,200
h	SDTM / ADaM Datasets	***TBD - can price if needed or can work w/Sponsor resource - Pending requirement.***	$0
	Sub-Total:		**$37,200**

ADDRESS
23 Bellflower, Lake Forest, CA 92630

CONTACT
(949) 735-4727 omid@drkhodai.com

9 Reporting/ Medical Writing / Reg Total Cost Oversight a Develop Annual clinical study report shell {including review of up to 3 drafts) $0 b Annual clinical study report 20-hour budget for each Report X 6 (includes $18,000 review of up to 2 drafts} C Develop Final clinical study report shell (including review of up to 3 drafts) $1,500 d Final clinical study report (including review of up to 2 drafts) $4,500 e FDA Notification of Study Management Protocol contact information amended, etc. $1,000 Changes Sub-Total: $25,000 10 Quality Control Total Cost a Store/Maintain study records Maintained by VisionCare internal resources. $0 b Reconciliation and transfer of study Maintained by VisionCare internal resources. $0 records to Sponsor Sub-Total: $0 ' . \ \ .fotALPROFEsstoNAL i=i:es: ' ', " :i , ,"' ' , , ' ' ,, " '' I• .; ; '; .,' ' ' ',,·•' ' ., ,' I $862,~25. "''"" ,,,,,,,,,,,,,,,,,,,,,"'",''1'"'"'''"":.C ,,, ,,,, ', 11 Pass-Through Costs Total Cost a Investigator grants/ Subject Stipend S12onsor to ea!!'. directlv. $0 b Advertising costs None planned at this time $0 C Translation Services Budget - 2 translations of /CF $6,000 d Sponsor IRB fees Central fRB Only - Direct bill to Sponsor $0 e Site IRB fees/ site Use of local IRBs will increase this budget - Direct $0 bill to Sponsor Travel (Initial Site Visits) Average travel expenses used for cost estimate: 1- $12,000 g day trip = $1000 (air, ground, hotel, food) h Travel (Interim Site Visits) (see line 41) Average travel expenses used for cost estimate: 1- $96,000 day trip = $1000 (air, ground, hotel, food) i Travel (Close-Out Visits) Average travel expenses used for cost estimate: 1- $20,000 day trip= $1000 (air, ground, hotel, food) j Travel Audit Visits Average travel expenses used for cost estimate: 2- $0 day trip = $1400 (no audits included in budget} Budget estimated 2 nights/ lfu/1 day I 40 in k Investigators Meeting costs attendance (no Investigator Mtg included in $0 budget) I Reading Center (Endothelial Cell Count) No Reading Center Planned $0 Annual fee Includes regulatory and correspondence binders m Supplies, photocopies, telephone, fax and tabs and Study Manual. $0 Maintained by VisianCare Internal resources. n Mail/Couner charges Maintained by VisionCare internal resources. $0 0 Other (specify) $0 p Other (specify) $0 Total Pass-Through Costs: $134,000 ADDRESS CONTACT 23 Bellflower, Lake forest, CA 92630 (949) 735-4727 omid@drkhodai.com

TOTAL PROJECT COST$: I $!l9s,sis Note: • KC! direct service budget is calculated to be spread up to a 54-month timeline. If there are adjustments to the timeline, there will be subsequent adjustments to the budget. ADDRESS CONTACT 23 Bellflower, Lake Forest, CA 92630 (949) 7354727 omid@drkhodai com